Supplement Dated May 29, 2000
To the Statement of Additional Information dated January 10, 2000
NUVEEN INVESTMENT TRUST II
Nuveen Innovation Fund
Nuveen International Growth Fund

The section of the Statement of Additional Information captioned "Additional Information on the Purchase and Redemption of Fund Shares and Shareholder
Programs - General Matters" is hereby supplemented with the following:


The Distributor is sponsoring a sales incentive program for Nathan & Lewis Inc. ("Nathan & Lewis"). The
Distributor will reallow its portion of the Fund's Class A sales concession to Nathan & Lewis on Class A sales of the Fund commencing on May 29, 2000 and terminating on June 29, 2000.